© PPL Corporation 2015 EEI Financial Conference November 8-11, 2015 Diplomat Resort & Spa, Hollywood, FL Exhibit 99.2

© PPL Corporation 2015 1 Cautionary Statements and Factors That May Affect Future Results Anystatementsmadeinthispresentationaboutfutureoperating resultsorotherfutureeventsareforward-lookingstatements under the Safe Harbor Provisions of the Private Securities LitigationReformActof1995.Actualresultsmaydiffermaterially fromsuchforward-lookingstatements.Adiscussionoffactors thatcouldcauseactualresultsoreventstovaryiscontainedin theAppendixtothispresentationandintheCompany’sSEC filings.

© PPL Corporation 2015 Investment Proposition 100% rate-regulated business model • Pure-play utility modelwith strong earnings and dividend growth potential • Top 10 U.S. utility market capitalization and part of the S&P 500 • Annual total return proposition of 10% –12% • Diversified by region, regulator and customer class (Pennsylvania, Kentucky and United Kingdom) • Strong growth in regulated utilitybusinesses in the U.S. and U.K. drives projected rate base growth of ~7% CAGR through 2019 • Rate base/Regulated Asset Value (RAV) expected to grow over $9 billion to ~$32 billion by 2019 • Significant Transmission footprint with over 16% CAGR in Transmission rate base through 2019 Diverse asset mix with robust growth • Constructive rate recovery mechanisms in PA and KY support top in sector domestic earnings growth • Regulatory framework in the U.K. provides long-term certainty and creates a premiumjurisdiction • Over 80% of total capital expenditures through 2019 earn returns subject to no or minimal regulatory lag Strong regulatory jurisdictions • Strong investment-grade credit ratings from S&P and Moody’s (A-& Baa2 at PPL; A-& A3/Baa1 at utilities) • Disciplined currency hedging program results in more predictable U.K. earnings • Attractive dividend yield of 4.4% (1) , with continued dividend growth expected Solid financial position 2 Attractive future growth prospects • Annual regulated Cap Ex of ~$3.5 billion through 2019 (~$18 billion over 5 years) • Confident we can achieve 6% EPS growth through 2017, driven by 12%-14% earnings growth in the U.S. operations and 1% -2% growth in the U.K. (1) Dividend yield as of 10/31/2015.

© PPL Corporation 2015 Leading Energy Delivery Platform with Scale and Diversity Pennsylvania Regulated Segment • Customers: 1.4 million Electricity Distribution • Allowed Distribution ROE: 10.40% • Rate Base: $4.9 billion (1) • 5-Year Transmission Rate Base CAGR: 16.3% • 5-Year Distribution Rate Base CAGR: 7.0% • Regulatory Entity: Pennsylvania PUC, FERC Kentucky Regulated Segment • Customers: 0.9 million Electricity Distribution; 0.3 million Natural Gas • No stated ROE for Kentucky Base Rates, ECR ROE: 10% • Rate Base: $8.3 billion (1),(2) • 5-Year Rate Base CAGR: 5.6% • Regulated Capacity: 8.0 GW • Regulatory Entities: Kentucky PSC, Virginia SCC, FERC PA U.K. KY (1) Year-end Rate Base as of December 31, 2014 (2) Represents utility capitalization for LKE. (3) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI. Business Composition by Region 2015E Rate Base -$24.6 bn 3 Customers –10.4 mm KY Gas 3% WPD 65% KY 23% PA 17% WPD 75% PA 13% WPD 42% KY 36% 2015E Ongoing Earnings -$2.20 midpoint U.K. Regulated Segment • Customers: 7.8 million Electricity Distribution • Average expected earned ROE of 15% to 18% (3) • Regulatory Asset Value (RAV): $9.7 billion (1) • 5-Year Rate Base CAGR: 5.7% • Regulatory Entity: Ofgem

© PPL Corporation 2015 Significant Investment Opportunity with Constructive Rate Mechanisms Drives Earnings Growth (2) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast. (3) Projection based on 6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017. S t r o n g R e g u l a t e d R a t e B a s e G r o w t h R e a l - t i m e R e c o v e r y o f C a p E x 6% Compound Annual EPS (2) Growth 4 Greater than 12 months 18% 0-6 months 76% 0-6 months 76% $28.0 (1) “0-6 months” primarily consists of 100% of WPD capital expenditures and domestic capital expenditures where the investment occurs within six months of that spend being included in rates, and CWIP Incentive on the Northeast Pocono project. “7-12 months” and “Greater than 12 months” primarily consist of domestic capital expenditureswhere the investment occurs within 7 to 12 months or greater than 12 months of that spend being included in rates. 2015E –2017E Capital Recovery, Earning on Investment (1) ($bn) $22.9 (3)

© PPL Corporation 2015 Rate Base (2015E) Equity Ratio (1) Allowed ROE PPL Electric Utilities D: $3.0 billion T: $2.5 billion 51.60% D: 10.40% T: 11.68% (2) LG&E $3.7 billion 52.75% 10.00% (3) Kentucky Utilities $5.1 billion 53.02% 10.00% (3) Constructive Regulatory Framework Supports Robust Financial Performance Focus on rate structure optimization with constructive recovery mechanisms. EU LG&E KU Environmental Cost Recovery DSIC    NA 5 Forward test year methodology  CWIP includedin rate base (4)(5)   Gas Line Tracker  Pass through of Purchased Power Fuel and Gas Supply Adj. Clause Storm Recovery (6)     NA  Smart Meter Rider NA NA  Tracker/Mechanism Transmission Formula Rate Transmission Incentive Adder (2)    NA NA   NA NA NA   NA NA NA Energy Efficiency/DSM     (1) As filed in most recent rate cases. (2) Allowed ROE of 12.93% for Susquehanna-Roseland project. (3) No stated ROE for Kentucky Base Rates. However, the Environmental Cost Recovery Mechanism and Gas Line Tracker wasawarded a 10% ROE. (4) CWIP included in forward test year rate base for LG&E and KU. (5) For PPL EU Transmission, CWIP included for Northeast Pocono reliability project totaling ~$350 million in capital investment. (6) LG&E and KU have historically been able to recover costs from extraordinary storms, but no formal tracker is in place.

© PPL Corporation 2015 The U.K.; a PremiumRegulatory Jurisdiction The U.K. OFGEM’s RIIO framework (Revenue = Incentives + Innovation + Outputs) allows Distribution Network Operators (DNOs) to earn premium returns for strong performance and innovation. WPD Investment Advantage Regulatory cycle Fast track incentive Benefit sharing Inflation –adjusted revenues • Revenues set for 8 year period, commencing April 2015 through March 2023 • No volumetric risk in amount of electricity delivered • Ability to collect additional annualrevenue equivalent to 2.5% of total annual expenditures • Ability to retain 50% -70% of cost efficiencies; with benefits shared with customers • RPI Indexation of allowed revenues and Regulatory Asset Value (RAV) • Provides certainty and visibility • Ofgem accepted business plan spend over 8 years drives RAV growth • WPD only 4 DNOs awarded fast-track status • Estimated $43 million of annual fast-track revenue • Fast-track status allows WPD to retain 70% of cost efficiencies (O&M and Capital savings), compared to only 53% to 58% for the slow track DNOs • RPI plan assumptions –1.6% for 2015/16; 3% thereafter (20 year historical average for RPI is 2.9%) Funding & leverage • Regulation requires funding to support investment grade credit ratings • Debt leverage set at 65% of Debt/RAV at the DNO level • U.K. is a self-funding operation; does not require any equity from PPL • Holding company structure provides for higher earned ROEs • PPL targets 80%-85% Debt/RAV at consolidated U.K. level • Expected ability to annually repatriate $300 -$500 million of cash back to the U.S. in a tax efficient manner Incentive regulation • WPD has a proven track record of outperformance • Additional opportunity to improve earned ROEs; mid-to- upper teens earned ROEs (1) expected through 2017 6 • Incentive revenues available for outstanding customer service and reliability RIIO-ED1 Framework (1) U.S. GAAP ROEs exclude the effects of Goodwill and OCI.

© PPL Corporation 2015 7 Note: Corporate and Other capital expenditures average approximately $5million per year. (1) WPD figures based on assumed exchange rate of $1.60/£. (2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections. Significant Ongoing Capital Expenditure Program… ($ in billions) $3.61 $3.33 $3.33 $3.53 $3.78 (1) (2) ~$18 billion of Capital Expenditures from 2015 –2019 to strengthen safety and reliability of T&D systems and address environmental regulations in Kentucky. • Over 80% of Regulated capital expenditures earn returns subject to minimal or no lag • PA –Implementation of ~$450 million Smart Meter Program to be recovered through a rider mechanism (~$328 million of Capital; ~$122 million O&M) • PA and KY –Continued focus on improving reliability in both Transmission and Distribution systems • KY –Environmental spending in response to regulations for Mercury, SO2, NOX, Ozone, Particulates, Water Discharge and CCR’s (does not include Clean Power Plan) • U.K. –Continued focus on asset replacement, faults and overheads and general system reinforcement

© PPL Corporation 2015 8 ( $ i n b i l l i o n s ) (1) WPD figures based on assumed exchange rate of $1.60/£ for 2015 -2019. (2) Represents utility capitalization for LKE. Represents Regulatory Asset Value (RAV) for WPD. Strong regulated rate base growth will drive EPS growth. …Critical to Driving Strong Rate Base Growth $32.1 $30.1 $28.0 $26.2 $24.6 $22.9 (2) (1)

© PPL Corporation 2015 Pennsylvania: Continuing to Grow Transmission Projected Transmission Rate Base Growth • Excellent growth in Transmission business with over 16% CAGR in Transmission rate base through 2019 • CAGR of 16.3% in transmission rate base through 2019 driven by initiatives to improve aging infrastructure • Base ROE of 11.68% earned through FERC Formula Rate Mechanism • Base ROE of 12.93% for approximately $650 million Susquehanna-Roseland project • Return on CWIP for approximately $350 million Northeast Pocono Reliability project • No volumetric risk • Project Compass provides potentially significant incremental opportunity beyond 2019 (1) 9 PA 22% 2015E PA Regulated Rate Base Total: $24.6 bn Trans 53% Total: $5.5 bn KY P2 WPD % P2 Dist% (1) If all approvals are received. $2.1 $2.5 $2.9 $3.6 $4.1 $4.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s )

© PPL Corporation 2015 Proven Track Record of Transmission Capability • Susquehanna –Roseland • Approximately $650 million Project • 150 miles from Berwick, PA into New Jersey including through Delaware Water Gap • Successful partnership with a neighboring utility in New Jersey • Cooperation with multiple state regulatory and government agencies • Strengthen reliability for millions in the Mid-Atlantic region • Created significant economic development benefits, including creation of 2,200 construction jobs • Northeast Pocono Reliability Project • Approximately $350 million project • 58 miles of transmission lines and substations • Reliability Projects • Designed to strengthen existing transmission system • Significant asset modernization • Greater Scranton, PA reliability project 10

© PPL Corporation 2015 11 Proposed First Segment: • 95-mile initial segment from Blakely, PA to Ramapo, NY • PPL Electric filed interconnection request with NYISO on October 27th • Estimated cost of $500 -$600 million • Estimated in-service date in 2023 • Benefits as proposed include: • Substantial annual savings for NY customers • Economic development benefits • Grid reliability Full Project Current Plan:475-mile transmission line from Western PA to Southeastern NY at an estimated cost of $3 –$4 billion. Project Compass Summary

© PPL Corporation 2015 Project Compass 12

© PPL Corporation 2015 Pennsylvania: Strong Distribution Growth Platform Projected Distribution Rate Base Growth Total: $24.6 bn • Reliability initiatives drive distribution rate base growth at a projected CAGR of ~7% through 2019 • Constructive regulatory jurisdiction with improved regulation that reduces regulatory lag • DSIC Mechanism (less than six monthslag on qualifying investment) • Projected future test year for rate cases • Smart Meter Program (less than six months lag on capital investment) • Rate design that results inapproximately 57% of Distribution gross margin subject to minimal or no volumetric risk 13 Total: $5.5 bn 2015E PA Regulated Rate Base PA 22% Dist 47% KY P2 WPD % P2 Trans % $2.8 $3.0 $3.2 $3.4 $3.7 $3.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s )

© PPL Corporation 2015 $8.3 $8.8 $9.2 $9.5 $10.1 $10.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s ) Kentucky: Strong Rate Base Growth Driven By Environmental Investments • Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years • Environmental Cost Recovery (ECR): $2.2 billion estimated spend on projects approved , or subject to approval by the KPSC with a 10.0% ROE –virtually no regulatory lag (less than six month lag on capital investment) • Other supportive recovery mechanisms • Return mechanisms include Construction Work In Progress included in rate base and Gas Line Tracker • Pass through clauses include Purchased Power, Fuel and Gas Supply Adjustment and Energy Efficiency/Demand Side Management recovery • Capital expenditure plans exclude spending related to the Clean Power Plan Significant Rate Base Growth Kentucky Delivery Territories VA KY Frankfort Lexington Louisville Owensboro LG&E Service Area (Electric) LG&E Service Area (Gas) KU Service Area ODP Service Area Total: $24.6 bn 14 KY 36% 2015E KY Regulated Rate Base KY 36% PA P2 WPD % (1) (1) Old Dominion Power

© PPL Corporation 2015 WPD: Top Performing Electricity Distribution Business in the U.K. • Highly attractive regulated business • Regulator-accepted 8 year forward-looking revenues based on future business plan, including capital expenditures and O&M plus incremental financial adjustments to base revenues covering inflation, tax, pension and cost of debt • Real-time return of and return on capital investment –no lag • No volumetric risk • Additional incentives for operational efficiency and high-quality service • Best-in-class management team with track record of outperformance Projected RAV Growth Top Performing Electricity Distribution Business in the U.K. Total: $24.6bn • WPD named “Utility of the Year” in 2014 • WPD only 4 DNOs to be fast-tracked by Ofgem for RIIO- ED1 • WPD has earned over $540 (1) million in annual performance awards over the past 10 regulatory years • Expected earned ROE’s in the 15% -18% (2) range through 2017, including Holding Company leverage • Total spend of $19 billion over the 8 year regulatory period, of which ~$11 billion will drive growth in RAV (1) 2005/06 –2014/15 regulatory years. (2) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI. 15 2015E U.K. Regulated Rate Base P2 PA WPD 42% KY ( $ i n B i l l i o n s ) Note: WPD figures based on assumed exchange rate of $1.60/£ for 2015-2019.

© PPL Corporation 2015 U.K. Incentive Revenues -Summary • Annual performance above or below the Ofgem targets for Customer Minutes Lost (CML), Customer Interruptions (CI) and the Broad Measure of Customer Satisfaction Survey is rewarded or penalized on a 2-year lag (i.e. 2015/2016 earned performance is received in 2017/2018 revenue). • Rewards/penalties shown on the following slides from the Fast-track Determination are stated in 2012/2013 prices, therefore, we adjust for RPI, as necessary. • WPD is on-track to outperform its Ofgem targets in the 2015/2016 regulatory year. • If WPD maintains this level of performance going forward, PPL would expect to earn total incentive revenues that exceed prior estimates for 2017 and 2018. 2017 2018 Revised estimate: $90M -$110M $75M -$105M Previous estimate: $80M -$100M $60M -$ 90M 16

© PPL Corporation 2015 U.K. Incentive Revenue –Quality of Service • WPD is on pace to be near the max reward for Customer Minutes Lost and Customer Interruptions for the 2015/2016 regulatory year. Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. (+£14.8) 40.1 28.7 24.4 55.8 0 10 20 30 40 50 60 70 80 Customer Minutes Lost (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target 63.4 51.1 49.2 77.6 0 10 20 30 40 50 60 70 80 Customer Interruptions (per 100 customers) (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target (-£40.3) (+£40.3) (-£14.8) 17 A measurement of the cumulative amount of minutes customers are without electricity. A measurement of the cumulative amount of interruptions in a customer’s supply, per 100 customers.

© PPL Corporation 2015 6.5 7.5 8.5 9.5 Interruptions Connections General Inquiries Broad Measure Customer Satisfaction Survey Through September 2015 (2012/13 prices) South West South Wales East Midlands West Midlands Average other DNOs U.K. Incentive Revenue –Customer Satisfaction • The Broad Measure of Customer Satisfaction Survey rewards or penalizes DNOs for the levels of customer satisfaction. • Through September 2015 WPD performance is near or at the max reward levels. Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. South West South Wales East Midlands West Midlands Total Max reward/penalty +/-£2.8 +/-£1.9 +/-£4.0 +/-£4.0 +/-£12.7 Max Reward Breakeven Max Penalty 18

© PPL Corporation 2015 Foreign Currency Risk Management • 3-year forward hedging program to manage PPL’s GBP vs. USD earnings translation risk • The program consists of declining hedge percentage ratios on a “rolling” 36-month basis allocated into 12-month periods • Hedge bands provide flexibility for management decisions • Defined minimum hedge percentages require disciplined hedging • Program reduces volatility and results in a more predictable USD earnings stream that meets investor expectations 19

© PPL Corporation 2015 Retail Price Index -RPI • Revenue: • Annually, tariffs will be set in the November timeframe using the forecasted RPI for the next two regulatory years (i.e. 2016/2017 and 2017/2018 tariffs will be based on forecasted RPI in Nov 2015) • In addition, the 2017/2018 revenues will include a true-up for the actual vs. forecasted RPI for the 2015/2016 regulatory year • O&M impacted primarily by RPI adjustments to wages, including contract labor with a compounding effect realized in future periods • Approximately 10% of total U.K. debt is RPI index-linked debt. The lower the RPI, the lower the interest expense and vice versa 20 RPI affects 3 primary financial drivers for WPD: Revenues, O&M and Interest Expense

© PPL Corporation 2015 Foreign Currency Hedging Status and RPI Sensitivity 21 GBP Foreign Currency 2015 2016 2017 Percentage Hedged 100% 83% 66% Hedged Rate (GBP/USD) $1.54 $1.60 $1.60 Budgeted Rate on Open Position (GBP/USD) $1.60 $1.60 $1.60 EPS Sensitivities: Decrease in Rate (USD/GBP) (1) 0.05 $0.00 ($0.01) ($0.02) 0.10 $0.00 ($0.02) ($0.03) Decrease in 2015/2016 RPI (budget assumption 1.6%) (2) 0.5% $0.00 $0.00 ($0.02) 2015/16 2016/17 2017/18 Budget RPI assumption 1.6% 2.8% 3.0% Current U.K. HM Treasury RPI forecast (3) 1.6% 2.8% 3.1% Note: FX hedging status as of 9/30/2015. (1) FX sensitivities do not factor in the potential positive effect from re-striking existing hedges. (2) Sensitivities includes the net effect on revenue, O&M and interest expense on index-linked debt. Change in EPS (3) Source: U.K. HM Treasury RPI forecast: https://www.gov.uk/government/collections/data-forecasts

© PPL Corporation 2015 Funding the Growth Strong domestic operating cash flows plus the U.K. dividend sufficient to fund the PPL dividend. Domestic debt and equity issuances fund domestic utility growth. (3) 2013A (4) 2014A (4) 2015E (5) Domestic Cash from Operations $1,707 $2,219 $1,610 Domestic Maintenance Capex (1) (861) (900) (650) Dividend From UK Regulated 261 277 290 Cash Available for Distribution $1,107 $1,596 $1,250 Common Dividend (878) (967) (1,000) Cash Available for Reinvestment $229 $629 $250 Domestic Growth Capex ($2,142) ($1,816) ($1,615) Debt Maturities ($747) ($546) ($1,000) Debt Issuances and Change in Cash (2) 1,343 (159) 2,243 Equity Issuances 1,330 1,063 200 Other Investing & Financing Activities (13) 829 (78) Additional Funding Sources for Domestic Growth Capex $1,913 $1,187 $1,365 Note: Information provided on this slide to be updated on an annual basis. See appendix for the reconciliation of Domestic Ca sh from Operations. (1) Represents book depreciation. (2) Includes domestic issuances (short and long term), net of issue costs. (3) Includes approximately $900 million of proceeds from sale of the Montana hydros. (4) Includes results of PPL Energy Supply, LLC. (5) Full year projections do not include activity related to PPL Energy Supply, LLC for any portion of 2015. 22

© PPL Corporation 2015 Summary 23 • Pure-play regulated business profile operating in premium jurisdictions • 6% projected earnings growth with above sector-average dividend yield • Strong dividend growth potential • Low risk business plan • Confident in our ability to deliver on commitments to shareowners and customers • Strong track record of exceeding earnings targets

© PPL Corporation 2015 Appendix 24

© PPL Corporation 2015 PPL Fact Sheet CORPORATE DATA Ticker symbol and stock exchange PPL-NYSE At October31, 2015 Average daily trading volume (3 mos.) 4.81 million shares Closing price $34.40 52-week price range $29.05 –$35.39 Annualized dividend per share $1.51 ($0.3775/qtr) Enterprise value ~$41.9billion Market cap ~$23.1billion At September30,2015 2015Estimated earnings from ongoing operations per share (Non-GAAP)-Midpoint $2.20 per share Total assets $39.2billion Common shares O/S 671,792 million Book value per share (1)(2) $15.22 Capitalization: ($ millions) Total debt $19,762 66% Common equity $10,222 34% Total Capitalization $29,984 100% Employees 12,752 Long-term debt $19,205 million Short-term debt $ 557million Lettersof Credit and Commercial paper $ 293 million ANALYST CONTACT: Investor Relations Joe Bergstein –Vice President-Investor Relations & Financial Planning 610-774-5609 Lisa Pammer –Investor Relations Manager 610-774-3316 invrel@pplweb.com ADDRESS: 2 North Ninth Street Allentown, PA 18101 WEB SITE: www.pplweb.com Download our IR APP: PPL Corporation Investor Relations 25 (1) Based on 671,792 shares of common stock outstanding. (2) 2015 reflects the impact of the spinoff of the Supply segment and a $3.2 billion related dividend.

© PPL Corporation 2015 Pennsylvania Rate Case Update • Settlement agreement reached • Includes an annual revenue increase of $124 million • Black box settlement with no stated ROE • Subject to approval by the Public Utility Commission • If approved, the increase would take effect January 1, 2016 26

© PPL Corporation 2015 $0.00 $1.00 $2.00 $3.00 2014 Adj Original 2015E Revised 2015E $2.15 P e r S h a r e 2015 Ongoing Earnings Forecast $2.25 $2.03 Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. (1) 2015 earnings and 2014 earnings (adjusted) presented here excludes any earnings from the Supply segment. However, the Supply segment is part of PPL Corporation’s consolidated reported earnings for the first five months of 2015. (2) For 2014, earnings from ongoing operations (adjusted) reflects the full impact of dissynergies related to the spinoff of the Supply segment: Indirect O&M ($0.07), Interest ($0.05) and Depreciation ($0.01). Segment 2014 Earnings (Adjusted) (1) Original 2015E Midpoint (1) Revised 2015E Midpoint (1) U.K. Regulated $1.37 $1.38 $1.43 Kentucky Regulated 0.47 0.48 0.51 PA Regulated 0.40 0.39 0.37 Corporate and Other (0.21) (0.10) (0.11) Total $2.03 $2.15 $2.20 $2.25 (2) $2.05 27

© PPL Corporation 2015 Summary of Drivers to Achieve 6% EPS Growth Through 2017 12% -14% Domestic Operations Earnings Growth: PA Regulated • Transmission Cap Ex of $2.0 billion at 11.68% base ROE, 12.93% for approximately $650 million Susquehanna Roseland project drives transmission rate base growth of 18.9% through 2017 • 2015 Distribution Rate Case with rates effective early 2016 • DSIC Cap Ex of $500 million with 2016 DSIC Cap Ex in Base Rates • ~ 70% of gross margin subject to minimal or no volumetric risk KY Regulated • Environmental investment of $1.2 billion at 10% ROE • Gas Line Tracker investment of ~ $150 million at 10% ROE • $132 million 2014 Rate Case with rates effective July 1, 2015 • Assumed minimal load growth Corporate and Other • Corporate restructuring to achieve $75 million in cost reductions essentially complete • Expect no more than $200 million per year in Equity issuances through 2017 (1) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI. (2) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast. (3) Projection based on 6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017. 28 1% -2% U.K. Regulated Earnings Growth • No volumetric risk • 1% -2% earnings growth from 2014 –2017 during transition to RIIO-ED1 • Average expected segment earned ROE of 15% to 18% (1) • Expected RAV growth of 5.8% through 2017 • Incentive revenue assumptions: 2015 -$125M; 2016 -$120- $130M; 2017 -$90-$110M; 2018 -$75-$105M • Assumed exchange rate of $1.60/£ for 2015 –2017 • Assumed RPI (inflation rate) –1.6% for 2015/16; 3.0% thereafter 6% Compound Annual EPS (2) Growth (3)

© PPL Corporation 2015 29 $1.40 $1.44 $1.47 $1.49 $1.51 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2011 2012 2013 2014 2015E (1) $/Share Annualized Continued Dividend Growth (1) Annualized dividend based on 8/3/2015 announced increase. Actual dividends to be determined by Board of Directors.

© PPL Corporation 2015 Kentucky Environmental Controls 30 Low Nox Burners SCR/SNCR Scrubbers Closed Cycle Cooling Tower Dry Handling/ Disposal/ Beneficial Use Baghouses NO x NO x SO 2 Water Intake Coal Combustion Residuals (CCRs) (2) Hg (Particulates) Unit 1 x x x x (1) (3b) Unit 2 x x x x (1) x Unit 1 x x x x x x Unit 2 x (4) x x x (3c) Unit 3 x x x x x x Unit 4 x x x x x x Unit 1 x (4) x x (1) (4) Unit 2 x (4) x x (1) (4) Unit 3 x x x x (1) (3a) Unit 1 x (4) x (4) x x Unit 2 x (4) x x x x Unit 3 x x x x x (3d) Unit 4 x x x x x x x = Installed (1) Dry handling disposal construction approved by KPSC and permitting or construction underway at Trimble and Brown. Portions of Ghent systems are operational at this time as other construction activity continues. (2) Wet ash impoundments exist at all plants. (3) Baghouses construction approved by KPSC and construction activity underway at Trimble, Ghent, Brown, and Mill Creek. (3a) Brown 3's commissioning scheduled to start in November 2015. (3b) Trimble County 1's commissioning scheduled to start in November 2015. (3c) Ghent 2's commissioning scheduled to start in December 2015. (3d) Mill Creek 3's commissioning scheduled to start in June 2016. (4) Standards are station and company based. KU and LG&E Systems are already in compliance. Control Device Addresses Trimble County Ghent Brown Mill Creek

© PPL Corporation 2015 U.K. Regulated Segment EPS from Ongoing Operations Projection ($ Per Share) Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. Assumes foreign currency exchange rate of $1.60/£ for 2015E and 2016E on open positions. 31

© PPL Corporation 2015 U.K. Regulated Segment Cash Repatriation Note: Assumes foreign currency exchange rate of $1.60/£ for 2015E, 2016E and 2017E. ($ in millions) Flexible strategy for meaningful U.K. cash repatriation. 32

© PPL Corporation 2015 WPD Holding Company LKE Holding Company PPL Electric UtilitiesLKE Operating Companies PPL Capital Funding Credit Rating Secured Unsecured Long-term Issuer Outlook S&P NR BBB+ NR Stable Moody’s NR Baa2 NR Stable Credit Rating Secured Unsecured Long-term Issuer Outlook S&P NR BBB+ A- Stable Moody’s NR Baa3 Baa3 Stable WPD Operating Companies Credit Rating Secured Unsecured Long-term Issuer Outlook S&P NR A- A- Stable Moody’s NR Baa1 Baa1 Stable Credit Rating Secured Unsecured Long-term Issuer Outlook S&P A NR A- Stable Moody’s A1 NR A3 Stable Credit Rating Secured Unsecured Long-term Issuer Outlook S&P NR BBB+ A- Stable Moody’s NR Baa1 Baa1 Stable Credit Rating Secured Unsecured Long-term Issuer Outlook S&P A NR A- Stable PPL Corporation Credit Rating Secured Unsecured Long-term Issuer Outlook S&P NR NR A- Stable Moody’s NR NR Baa2 Stable Strong Credit Ratings Post-Spin Strong credit profile at our utilities, holding companies and PPL Corporation. 33 Moody’s A1 NR A3 Stable

© PPL Corporation 2015 Strong Financial Foundation Limited maturity schedule and strong liquidity profile provide financial flexibility. Liquidity Profile as of September 30, 2015 34 $2,223 $1,623 $771 $210 $362 $409 U.S. U.K. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Committed Credit Facilities Cash Drawn ($ in millions) Debt Maturity Distribution 2015 -2019 as of September 30, 2015 Note: GBP debt maturities and credit facilities converted at 8/31/2015 spot rate of 1.538 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 ($ in millions) PPL Capital Funding PPL Electric Utilities Kentucky WPD Group .

© PPL Corporation 2015 35 Reconciliation of Reported Earnings (Loss) to Earnings from Ongoing Operations (Adjusted) (1) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 11 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share. (2) Certain amounts have been reclassified to reflect the Supply segment as a discontinued operation. (3) Represents 2014 costs allocated to the Supply segment that remained with PPL after the spinoff of the Supply segment. After-Tax (Unaudited) Year-to-Date December 31, 2014 (per share -diluted) (1) U.K. Kentucky Pennsylvania Corporate Discontinued Regulated Regulated Regulated and Other (2) Operations (2) Total Reported Earnings (Loss) $ 1.48 $ 0.47 $ 0.39 $ (0.18) $ 0.45 $ 2.61 Special Items (expense) benefit: Foreign currency-related economic hedges 0.19 0.19 Spinoff of the Supply segment: Discontinued operations (0.01) 0.45 0.44 Change in tax valuation allowances (0.07) (0.07) Separation benefits (0.02) (0.02) Other: Change in WPD line loss accrual (0.08) (0.08) Separation benefits -bargaining unit voluntary program (0.01) (0.01) Total Special Items 0.11 (0.01) (0.10) 0.45 0.45 Dissynergies related to the spinoff of the Supply segment (3) Indirect operation and maintenance (0.07) (0.07) Interest expense (0.05) (0.05) Depreciation (0.01) (0.01) Total dissynergies related to the spinoff of the Supply segment (0.13) (0.13) Earnings from Ongoing Operations (Adjusted) $ 1.37 $ 0.47 $ 0.40 $ (0.21) $ $ 2.03

© PPL Corporation 2015 36 Reconciliation of PPL's Forecast of Reported Earnings (Loss) to Earnings from Ongoing Operations (1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable accounting rules under GAAP. $ 1.49 $ 0.49 $ 0.37 $ (0.14) $ (1.36) $ 0.85 $ 0.90 $ 0.80 0.03 0.03 0.03 0.03 Discontinued operations (1.36) (1.36) (1.36) (1.36) Transition and transaction costs (0.02) (0.02) (0.02) (0.02) Employee transitional services (0.01) (0.01) (0.01) (0.01) Settlement of certain income tax positions 0.03 0.03 0.03 0.03 Certain valuation allowances (0.01) (0.01) (0.01) (0.01) LKE acquisition-related adjustment (0.01) (0.01) (0.01) (0.01) 0.06 (0.02) (0.03) (1.36) (1.35) (1.35) (1.35) $ 1.43 $ 0.51 $ 0.37 $ (0.11) $ $ 2.20 $ 2.25 $ 2.15 Forecast (per share - diluted) 2015 Midpoint After-Tax (Unaudited) U.K. KY PA Corp. Disc. High Low Total 2015 2015& Other Ops. (1) Foreign currency-related economic hedges Spinoff of the Supply segment: Other: Total Special Items Earnings from Ongoing Operations Reported Earnings (Loss) Less: Special Items (expense) benefit: Reg. Reg. Reg.

© PPL Corporation 2015 37 Reconciliation of Domestic Cash Flows Note: For 2015, due to the generalized and forward-looking nature of this information, the Company has not reconciled the presented non-GAAP financial measures to the most directly comparable GAAP financial measures. (1) Primarily represents PPL Global, LLC items that eliminate in PPL's consolidation. (2) Adjustment to exclude domestic change in cash and cash equivalents. Year Ended December 2014 Additional (Millions of Dollars) Domestic Domestic Funding Sources PPL Consolidated Cash from Cash Available Cash Available Growth for Domestic Statement of Operations for Distribution for Reinvestment Capex Growth Capex PPL Global, LLC Other Cash Flows Cash provided by (used in) operating activities 2,219$ 1,184$ 3,403$ Cash provided by (used in) investing activities (900)$ (1,816)$ 829$ (1,442) (3,329) Cash provided by (used in) financing activities (967)$ 1,451 (86) 185$ (1) 583 Effect of exchange rates on cash and cash equivalents (8) (8) Domestic (increase) decrease in cash and cash equivalents 277 (1,093) 816 (2) 2,219$ 2,219 1,596$ 1,596 Total 629$ (1,816)$ 1,187$ (352)$ 1,001$ 649$ Year Ended December 2013 Additional (Millions of Dollars) Domestic Domestic Funding Sources PPL Consolidated Cash from Cash Available Cash Available Growth for Domestic Statement of Operations for Distribution for Reinvestment Capex Growth Capex PPL Global, LLC Other Cash Flows Cash provided by (used in) operating activities 1,707$ 1,150$ 2,857$ Cash provided by (used in) investing activities (861)$ (2,142)$ (13)$ (1,279) (4,295) Cash provided by (used in) financing activities (878)$ 1,779 534 196$ (1) 1,631 Effect of exchange rates on cash and cash equivalents 8 8 Domestic (increase) decrease in cash and cash equivalents 261 147 (408) (2) 1,707$ 1,707 1,107$ 1,107 Total 229$ (2,142)$ 1,913$ 413$ (212)$ 201$ Reconciling Items Reconciling Items

© PPL Corporation 2015 Statementscontainedinthispresentation,includingstatementswithrespecttofutureearnings,cashflows,financing,regulationandcorporate strategyare"forward-lookingstatements"withinthemeaningofthefederalsecuritieslaws.AlthoughPPLCorporationbelievesthatthe expectationsandassumptionsreflectedintheseforward-lookingstatementsarereasonable,thesestatementsaresubjecttoanumberofrisksand uncertainties,andactualresultsmaydiffermateriallyfromtheresultsdiscussedinthestatements.Thefollowingareamongtheimportantfactors thatcouldcauseactualresultstodiffermateriallyfromtheforward-lookingstatements:marketdemandforenergyinourserviceterritories, weatherconditionsaffectingcustomerenergyusageandoperatingcosts;theeffectofanybusinessorindustryrestructuring,includingtheability ofPPLCorporationtorealizeallorasignificantportionoftheanticipatedcostsavingsfromthecorporaterestructuringfollowingtheSupply businessspinoff;theprofitabilityandliquidityofPPLCorporationanditssubsidiaries;newaccountingrequirementsornewinterpretationsor applicationsofexistingrequirements;operatingperformanceofourfacilities;thelengthofscheduledandunscheduledoutagesatourgenerating plants;environmentalconditionsandrequirementsandtherelatedcostsofcompliance;systemconditionsandoperatingcosts;developmentof newprojects,marketsandtechnologies;performanceofnewventures;assetorbusinessacquisitionsanddispositions;anyimpactofhurricanesor othersevereweatheronourbusiness;receiptofnecessarygovernmentpermits,approvals,ratereliefandregulatorycostrecovery;capitalmarket conditionsanddecisionsregardingcapitalstructure;theimpactofstate,federalorforeigninvestigationsapplicabletoPPLCorporationandits subsidiaries;theoutcomeoflitigationagainstPPLCorporationanditssubsidiaries;stockpriceperformance;themarketpricesofequitysecurities andtheimpactonpensionincomeandresultantcashfundingrequirementsfordefinedbenefitpensionplans;thesecuritiesandcreditratingsof PPLCorporationanditssubsidiaries;political,regulatoryoreconomicconditionsinstates,regionsorcountrieswherePPLCorporationorits subsidiariesconductbusiness,includinganypotentialeffectsofthreatenedoractualterrorismorwarorotherhostilities;Britishpoundsterlingto U.S.dollarexchangerates;newstate,federalorforeignlegislation,includingnewtaxlegislation;andthecommitmentsandliabilitiesofPPL Corporationanditssubsidiaries.Anysuchforward-lookingstatementsshouldbeconsideredinlightofsuchimportantfactorsandinconjunction withPPLCorporation'sForm10-KandotherreportsonfilewiththeSecuritiesandExchangeCommission. Forward-Looking Information Statement 38

© PPL Corporation 2015 Definitions of Non-GAAP Financial Measures "Earnings from ongoing operations," should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's earnings excluding the Supply segment, as the spinoff was completed June 1, 2015. Other companies may use different measures to present financial performance. "Earnings from ongoing operations" is adjusted for the impact of special items as described below, which includes the Supply segment's earnings now reflected in discontinued operations. Also included in special items is the loss on spinoff resulting from the fair value of the Supply segment being less than PPL's recorded value as of June 1, 2015, the date of the spinoff. "Earnings from ongoing operations (adjusted)" for 2014 also reflects, within the Corporate and Other category, the impact of spinoff dissynergies that would remain with PPL after the completion of the transaction, if left unmitigated. "Earnings from ongoing operations" is adjusted for the impact of special items. Special items include: • Unrealized gains or losses on foreign currency-related economic hedges. • Supply segment discontinued operations. • Loss on the spinoff of the Supply segment. • Gains and losses on sales of assets not in the ordinary course of business. • Impairment charges. • Workforce reduction and other restructuring effects. • Acquisition and divestiture-related adjustments. • Other charges or credits that are, in management's view, not reflective of the company's ongoing operations. 39

© PPL Corporation 2015 Definitions of Non-GAAP Financial Measures PPLutilizesthefollowingnon-GAAPfinancialmeasuresasindicatorsofperformanceforitsbusinesses.Thesemeasuresarenotintendedtoreplace "OperatingIncome,"whichisdeterminedinaccordancewithGAAP,asanindicatorofoveralloperatingperformance. Othercompaniesmayuse differentmeasurestoanalyzeandreporttheirresultsofoperations. Managementbelievesthesemeasuresprovideadditionalusefulcriteriato makeinvestmentdecisions.Theseperformancemeasuresareused,inconjunctionwithotherinformation,byseniormanagementandPPL'sBoard ofDirectorstomanagetheoperationsandanalyzeactualresultscomparedwithbudget. "KentuckyGrossMargins"isasinglefinancialperformancemeasureoftheelectricitygeneration,transmissionanddistributionoperationsofthe KentuckyRegulatedsegment,LKE,LG&EandKU,aswellastheKentuckyRegulatedsegment's,LKE'sandLG&E'sdistributionandsaleofnatural gas. Incalculatingthismeasure,fuel,energypurchasesandcertainvariablecostsofproduction(recordedas"Otheroperationandmaintenance" ontheStatementsofIncome)aredeductedfromrevenues. Inaddition,certainotherexpenses,recordedas"Otheroperationandmaintenance", "Depreciation"and"Taxes,otherthanincome"ontheStatementsofIncome,associatedwithapprovedcostrecoverymechanismsareoffset againsttherecoveryofthoseexpenses,whichareincludedinrevenues.Thesemechanismsallowfordirectrecoveryoftheseexpensesand,insome cases,returnsoncapitalinvestmentsandperformanceincentives. Asaresult,thismeasurerepresentsthenetrevenuesfromelectricityandgas operations. "PennsylvaniaGrossDeliveryMargins"isasinglefinancialperformancemeasureoftheelectricitydeliveryoperationsofthePennsylvania RegulatedsegmentandPPLElectric,whichincludestransmissionanddistributionactivities. Incalculatingthismeasure,utilityrevenuesand expensesassociatedwithapprovedrecoverymechanisms,includingenergyprovidedasaPLR,areoffsetwithminimalimpactonearnings. Costs associatedwiththesemechanismsarerecordedin"Energypurchases,""Otheroperationandmaintenance,"whichisprimarilyAct129costs,and "Taxes,otherthanincome,"whichisprimarilygrossreceiptstax. ThisperformancemeasureincludesPLRenergypurchasesbyPPLElectricfrom PPLEnergyPlus,whicharereflectedin"Energypurchasesfromaffiliate"inthereconciliationtables.AsaresultofthespinoffoftheSupplysegment andcreationofTalenEnergyonJune1,2015,PPLEnergyPlus(renamedTalenEnergyMarketing)isnolongeranaffiliateofPPLElectric. PPL Electric'spurchasesfromTalenEnergyMarketingsubsequenttoMay31,2015arereflectedin"EnergyPurchases"inthereconciliationtables.This measurerepresentsthenetrevenuesfromthePennsylvaniaRegulatedsegment'sandPPLElectric'selectricitydeliveryoperations. 40